SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 9, 1998

                                PARACELSIAN, INC.
             (Exact name of Registrant as Specified in Its Charter)

            DELAWARE                                             56-1399565
  (State of Other Jurisdiction                                (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                            222 Langmuir Laboratories
                             Cornell Technology Park
                             Ithaca, New York 14850
                                 (607) 257-4224
        (Address, Including Zip Code and Telephone, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                 Bernard Landes
                            222 Langmuir Laboratories
                             Cornell Technology Park
                             Ithaca, New York 14850
                                 (607) 257-4224
        (Address, Including Zip Code and Telephone, Including Area Code,
                  of Registrant's Principal Executive Offices)

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ITEM 5.  OTHER EVENTS

         Paracelsian, Inc. has entered into an agreement with R.P. Scherer North America, a division of R.P. Scherer Corporation, that establishes R.P. Scherer North America as the exclusive marketing and distribution agent for Paracelsian's BioFIT (Bio Functional Integrity Testing) Certification program in the Dietary Supplement and OTC market segments in North America. The agreement also provides for collaboration between the two companies on the development of new dietary supplements and OTC products.

         Under the terms of the North American agreement, Paracelsian will initially complete development of 10 BioFIT assay systems. R.P. Scherer North America will pay Paracelsian initial fees, concurrent with the completion of the BioFIT assay systems, certification of products, and completion of agreements with R.P. Scherer customers. The companies will market the program jointly. The terms of the agreement further call for Paracelsian to receive royalties on the sale of all BioFIT certified products and the establishment of minimum royalty payments.

         In addition to the initial fees, Paracelsian Inc. will receive a minimum of $400,000 in royalty payments in the initial period of the agreement. Paracelsian must receive minimum royalties of $700,000 in the subsequent 12-month period. The agreement will continue to renew automatically, with Paracelsian receiving royalties adjusted upward annually. Total fees paid to Paracelsian in the initial period are expected to be $1 million. The agreement also calls for negotiation of a worldwide agreement within 90 days, on terms and conditions essentially equivalent to those in the North American agreement.

         Sales of herbal remedies in North America represent 18% of worldwide sales.

         This report contains various "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, that represent the Company's judgment concerning the future and are subject to risks and uncertainties that could cause the Company's actual operating results and financial position to differ materially from those projected in the forward looking statements. Such forward looking statements can be identified by the use of forward looking terminology, such as "may," "will," "expect," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereof or comparable terminology. The Company cautions that any such forward looking statements are further qualified by important factors that could cause the Company's actual operating results and financial position to differ materially from the forward looking statements, including, without limitation, the actual results of research and development efforts, the effect of regulation by the United States Food and Drug Administration and other government agencies, the impact of competitive products and services, and other considerations described in connection with specific forward looking statements and the Company's periodic reports as filed with the Securities and Exchange Commission. The Company undertakes no obligation to release publicly the results of any revisions to these forward looking statements to reflect events or circumstances arising after the date of this report.


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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  EXHIBITS.

         Exhibit No.       Description
         -----------       -----------

                99         Press Release dated July 9, 1998


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PARACELSIAN, INC.

                                  By: /s/ BERNARD LANDES
                                      ------------------------------------------
                                          Bernard Landes
                                          Chairman and Chief Executive Officer


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